Supplement to the Current Prospectus

MFS(R) Floating Rate High Income Fund

On July 9, 2009, shareholders approved the reorganization of the MFS Floating Rate High Income Fund ("Floating Rate High Income Fund"), a series of MFS Series Trust X, into the MFS High Income Fund, a series of MFS Series Trust III. Accordingly, effective July 17, 2009, pending the consummation of this reorganization transaction on or about July 24, 2009, shares of the Floating Rate High Income Fund are no longer available for sale and exchanges into the Floating Rate High Income Fund are no longer permitted.


               The date of this supplement is July 10, 2009.